SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2002

Greater Bay Bancorp
(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5.    Other Events.

Greater Bay Bancorp (the “Company”) updated its slide presentation as of September 30, 2002, which is attached hereto as Exhibit 99.1. The Company’s President and Chief Executive Officer will participate in the U.S. Bancorp Piper Jaffray Financial Services Conference on November 12, 2002, and the Company’s Executive Vice President, Chief Administrative Officer and Chief Financial Officer will participate in the Sandler O’Neill Financial Services Conference on November 13, 2002.

Item 7.    Financial Statements and Exhibits.

Exhibits

99.1	Greater Bay Bancorp slide presentation as of September 30, 2002

Item	9. Regulation FD Disclosure

The slide presentation included herein as Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP
(Registrant)

Dated: November 8, 2002	By:	/s/ SHAWN E. SAUNDERS
Shawn E. Saunders Senior Vice President Finance and Accounting

3

Exhibit Index

99.1	Greater Bay Bancorp slide presentation as of September 30, 2002